BNY Mellon Funds Trust

Prospectus | December 31, 2025
As Revised, July 15, 2026 and July 31, 2026

Ticker Symbols
Funds	Class M shares	Investor shares
BNY Mellon Small Cap Multi-Strategy Fund	MPSSX	MISCX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon Bond Fund	MPBFX	MIBDX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX
BNY Mellon Asset Allocation Fund	MPBLX	MIBLX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Fund Details
Shareholder Guide

Buying, Selling and Exchanging Shares	70
General Policies	75
Distributions and Taxes	78
Financial Highlights	79
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares, as applicable, in this prospectus.

Fund Summary

BNY Mellon Small Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.10	.10
Total other expenses	.24	.49
Total annual fund operating expenses	1.09	1.34

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$111	$347	$601	$1,329
Investor	$136	$425	$734	$1,613

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 74.67% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2025, the market capitalization of the largest company in the Russell 2000® Index was approximately $30.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.7 billion and $1.0 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (BNYIA) and its affiliates that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers.

BNYIA determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Small Cap Value Strategy	50%	0% to 100%
Small Cap Growth Strategy	50%	0% to 100%

BNYIA has the discretion to change the investment strategies and the target allocations and ranges when BNYIA deems it appropriate without notice to or approval by shareholders. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYIA.

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, NIMNA employs a value-based investment style, which means that it seeks to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. NIMNA focuses primarily on individual stock selection for the Small Cap Value Strategy instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the sub-adviser believes are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, NIMNA employs a growth-oriented investment style, which means it seeks to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. NIMNA looks for high quality companies for the Small Cap Growth Strategy, especially those with products or services that are believed to be leaders in their market niches. NIMNA focuses on individual stock selection instead of trying to predict which industries or sectors will perform best.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 3000® Index, a broad measure of market performance, and the Russell 2000® Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 31.79 Worst Quarter 2020, Q1: (27.54)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 10.76%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	8.93%	7.18%	7.93%
Class M returns after taxes on distributions	6.49%	5.77%	6.35%
Class M returns after taxes on distributions and sale of fund shares	7.16%	5.50%	6.06%
Investor returns before taxes	8.68%	6.92%	7.67%
Russell 3000® Index reflects no deductions for fees, expenses or taxes	23.81%	13.86%	12.55%
Russell 2000® Index reflects no deductions for fees, expenses or taxes	11.54%	7.40%	7.82%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser responsible for the portions of the fund's assets allocated to the Small Cap Value Strategy and the Small Cap Growth Strategy.

Peter D. Goslin, CFA is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since June 2025. Mr. Goslin is a member of the Multi-Factor Equity team at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Andrew Leger is the portfolio manager who is primarily responsible for managing the fund's Small Cap Value Strategy. Mr. Leger has been a portfolio manager of the fund since 2021 and is a portfolio manager at NIMNA.

Investment decisions for the Small Cap Growth Strategy are made by a team of investment professionals employed by NIMNA. The team has consisted of Karen Behr since September 2021 and Monty Kori since February 2025. Ms. Behr and Mr. Kori are portfolio managers at NIMNA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.85	.85
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.09	.09
Total other expenses	.23	.48
Total annual fund operating expenses	1.08	1.33
Fee waiver*	(.20)	(.20)
Total annual fund operating expenses (after fee waiver)	.88	1.13

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .20% of the value of the fund's average daily net assets until December 31, 2026. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the fee waiver agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$90	$324	$576	$1,299
Investor	$115	$402	$710	$1,584

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 80.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any market capitalization. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of issuers in a single country. The fund will limit its investments in any single company to no more than 5% of the fund's net assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The fund's sub-adviser, Newton Investment Management North America, LLC (NIMNA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), employs a bottom-up investment approach which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the expectations of the fund's sub-adviser.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Country, company, industry and market sector risk: The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the MSCI EAFE Index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE® Index, a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the fund's investment adviser. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 6, 2015 shown in the bar chart and table reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2022, Q4: 19.82 Worst Quarter 2020, Q1: (24.00)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 24.69%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.61%	3.26%	4.32%
Class M returns after taxes on distributions	1.19%	2.85%	3.97%
Class M returns after taxes on distributions and sale of fund shares	1.87%	2.82%	3.64%
Investor returns before taxes	1.45%	3.02%	4.07%
MSCI EAFE® Index reflects no deductions for fees, expenses or taxes	3.82%	4.73%	5.20%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, NIMNA, to serve as the fund's sub-adviser. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management

Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services.

Keith Howell and Tim Lucas are the fund's primary portfolio managers, positions they have held since October 2025. Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA. Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies at NIM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15	1.15
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses*	.20	.20
Total other expenses	.34	.59
Total annual fund operating expenses	1.49	1.74
Fee waiver+	(.25)	(.25)
Total annual fund operating expenses (after fee waiver)	1.24	1.49

* Includes .01% of interest expense and commitment fees from borrowings.

+ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund's average daily net assets until December 31, 2026. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the fee waiver agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$126	$446	$790	$1,758
Investor	$152	$524	$920	$2,031

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 56.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Normally, the fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for the fund may have value and/or growth characteristics.

The fund's sub-adviser, Newton Investment Management Limited (NIM), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, the fund's sub-adviser considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, including governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by the fund's sub-adviser to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors. The fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries. As of the date of this prospectus, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to securities of companies in the information technology sector.

The fund typically sells a stock when the fund's sub-adviser determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Country, company, industry and market sector risk: The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• China risk: Investments in China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole. Additionally, U.S. executive orders currently prohibit U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or determined to be involved with China's "surveillance technology sector," including transactions in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. It is unclear how long the executive orders will continue in effect, but to the extent that they do and further companies are designated, there may be a material adverse impact on the value of those securities.India risk: Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states. Instability as a result of these social and political tensions could adversely impact the value of the fund's investments in India.

• South Korea risk: Investments in South Korean issuers may subject the fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea's neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of such hostilities, may have a severe adverse effect on the South Korean economy.

• Taiwan risk: Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political, currency and economic risks. Political and economic developments of Taiwan's neighbors may have an adverse effect on Taiwan's economy. Specifically, Taiwan's geographic proximity and history of political contention with mainland China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.

• Information technology sector risk: The information technology sector has been among the most volatile sectors of the stock market. To the extent the fund's investments are significantly exposed to companies in the information technology sector, the fund's performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Technology companies are heavily dependent on patent and other intellectual property rights. In addition, these companies are strongly affected by worldwide technological developments, government regulation, and increased competition, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI Emerging Markets Index, a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the fund's investment adviser. In addition, effective October 21, 2022, NIM became the fund's sub-adviser and the fund's investment approach, process and strategy were modified. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 6, 2015 and October 21, 2022 shown in the bar chart and table reflects the fund's investment strategy in effect prior to those dates.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 20.19 Worst Quarter 2020, Q1: (26.73)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 21.66%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.94%	0.80%	3.02%
Class M returns after taxes on distributions	2.19%	0.22%	2.77%
Class M returns after taxes on distributions and sale of fund shares	1.67%	0.85%	2.63%
Investor returns before taxes	1.72%	0.57%	2.77%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	7.50%	1.70%	3.64%
Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, NIM, to serve as the fund's sub-adviser.

Alex Khosla and Aditya Shah are the fund's primary portfolio managers. Mr. Khosla has been a portfolio manager of the fund since October 2022 and the fund's lead portfolio manager since May 2025. Mr. Shah has been a primary portfolio manager of the fund since September 2025. Messrs. Khosla and Shah are portfolio managers of the emerging markets and Asian equities team at NIM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.40	.40
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous other expenses	.04	.04
Total other expenses	.18	.43
Total annual fund operating expenses	.58	.83

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$59	$186	$324	$726
Investor	$85	$265	$460	$1,025

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 58.24% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA), actively manages the fund's bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet the foregoing target at all times. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

The fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices and interest rates).

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Mortgage-related securities risk: Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Aggregate Bond Index, a broad measure of market performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 6.65 Worst Quarter 2022, Q1: (6.17)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 6.21%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.08%	-0.42%	1.29%
Class M returns after taxes on distributions	-0.41%	-1.70%	0.03%
Class M returns after taxes on distributions and sale of fund shares	0.64%	-0.80%	0.47%
Investor returns before taxes	0.75%	-0.67%	1.03%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	1.25%	-0.33%	1.35%

Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

James DiChiaro and Scott Zaleski, CFA are the fund's primary portfolio managers, positions they have held since February 2026. Mr. DiChiaro is a senior portfolio manager at INA. Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	.35	.35
Other expenses:
Administration fees	.14	.14
Shareholder services fees	none	.25
Miscellaneous Other expenses	.14	.14
Total other expenses	.28	.53
Total annual fund operating expenses	.63	.88

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$64	$202	$351	$786
Investor	$90	$281	$488	$1,084

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 48.39% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, Insight North America LLC (INA), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYIA). Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund's sub-adviser focuses on identifying undervalued sectors and securities. To select municipal bonds for the fund, the fund's sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. The fund's sub-adviser actively trades among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

• State-specific risk: The fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Municipal Bond Index and S&P Municipal Bond Index, broad measures of market performance, and the Bloomberg Muni 3-15 Years Blend Index and S&P Municipal Bond Investment Grade Intermediate Index, indices reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2023, Q4: 6.37 Worst Quarter 2022, Q1: (5.58)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 3.11%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	1.08%	0.91%	1.82%
Class M returns after taxes on distributions	1.08%	0.91%	1.79%
Class M returns after taxes on distributions and sale of fund shares	1.61%	1.19%	1.92%
Investor returns before taxes	0.82%	0.66%	1.55%
Bloomberg US Municipal Bond Index* (reflects no deductions for fees, expenses or taxes)	1.05%	0.99%	2.25%
S&P Municipal Bond Index† reflects no deductions for fees, expenses or taxes	1.90%	1.20%	2.34%
Bloomberg Muni 3-15 Years Blend Index* (reflects no deductions for fees, expenses or taxes)	0.48%	1.02%	2.13%
S&P Municipal Bond Investment Grade Intermediate Index† reflects no deductions for fees, expenses or taxes	0.89%	1.03%	2.13%

* Unlike the fund, the index is not limited to obligations issued by a single state or municipalities in that state.

† Effective as of February 2, 2026, the Bloomberg indices are the fund's benchmarks. Performance of the S&P indices will not be shown in the future.

Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser.

Mary Collette O'Brien and Gregory J. Conant are the fund's primary portfolio managers, positions they have held since March 2006 and February 2026, respectively. Ms. O'Brien is a managing director at INA. Mr. Conant is a senior portfolio manager at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal and Massachusetts state income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal and Massachusetts state income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Asset Allocation Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	.39	.39
Other expenses:
Administration fees	.07	.07
Shareholder services fees	none	.25
Miscellaneous other expenses	.07	.07
Total other expenses	.14	.39
Acquired fund fees and expenses+	.37	.37
Total annual fund operating expenses	.90	1.15
Fee waiver and/or expense reimbursementˆ	(.03)	(.03)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.87	1.12

* The fund has agreed to pay an investment advisory fee at the rate of .65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of .40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of .15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.
+ "Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies (underlying funds). These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.
ˆ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 31, 2026, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class of fund shares (including indirect fees and expenses of the underlying funds, but excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%. On or after December 31, 2026, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$284	$496	$1,105
Investor	$114	$362	$630	$1,395

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27.04% of the average value of its portfolio.

Principal Investment Strategy

The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust (the Trust), funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYIA) allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. BNYIA has engaged its affiliate, Insight North America LLC (INA), to serve as a sub-adviser responsible for the portion of the fund's assets allocated to direct investments in fixed-income securities. The underlying funds are selected by BNYIA based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to or approval by fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by INA, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and BNYIA determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by BNYIA as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Appreciation Fund, Inc. BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	45%	20% to 60%
Small Cap and Mid Cap Equities BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon US Small Cap Core Equity ETF BNY Mellon US Mid Cap Core Equity ETF	7%	0% to 20%

Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Developed Markets Real Estate Securities Fund	8%	0% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund BNY Mellon Global Emerging Markets Fund	4%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Ultra Short Income ETF Unaffiliated Investment Company	27%	15% to 55%

Asset Class	Target	Range
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	5%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on BNYIA's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, BNYIA will consider whether to reallocate the fund's assets, but is not required to do so. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when BNYIA deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.
Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

The fund invests in shares of the underlying funds and thus the fund is subject to the same principal investment risks as the underlying funds in which it invests, which are described in the fund's prospectus and/or below. For more information regarding these risks, see the prospectus for the specific underlying fund. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among the asset classes and the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Correlation risk: Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Conflicts of interest risk: BNYIA will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. BNYIA or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as BNYIA fulfills its fiduciary duty to the fund and the underlying funds. In addition, BNYIA recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to BNYIA or its affiliates. These situations are considered by the Trust's board when it reviews the asset allocations for the fund.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore securities may be harder to value or buy or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Bloomberg U.S. Aggregate Bond Index and the S&P 500® Index, broad measures of applicable market performance, and the Morningstar Moderate Target Risk Index, an index reflecting the market segments in which the fund invests.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 15.93 Worst Quarter 2020, Q1: (16.45)

The year-to-date total return of the fund's Class M shares as of September 30, 2025 was 12.47%.

Average Annual Total Returns as of 12/31/24
Class	1 Year	5 Years	10 Years
Class M returns before taxes	13.38%	7.84%	7.14%
Class M returns after taxes on distributions	11.75%	6.23%	5.60%
Class M returns after taxes on distributions and sale of fund shares	8.55%	5.81%	5.32%
Investor returns before taxes	13.07%	7.57%	6.88%
Bloomberg U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	1.25%	-0.33%	1.35%
S&P 500® Index reflects no deductions for fees, expenses or taxes	25.02%	14.52%	13.10%
Morningstar Moderate Target Risk Index reflects no deductions for fees, expenses or taxes	8.27%	5.37%	6.05%

Portfolio Management

The fund's investment adviser is BNYIA. BNYIA has engaged its affiliate, INA, to serve as the fund's sub-adviser responsible for the portion of the fund's assets allocated to direct investments in fixed-income securities.

Donald Sauber, CFA, and Kevin Shea, CFA, are the fund's primary portfolio managers responsible for investment allocation decisions, positions they have held since June 2022 and June 2026, respectively. Mr. Sauber is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. Mr. Shea is a Director and Senior Investment Analyst at BNY Wealth. Mr. Sauber and Mr. Shea are also employees of BNYIA and manage the fund in their capacity as employees of BNYIA.

Michael Mongelluzzo and Craig Prokopchak are the fund's primary portfolio managers responsible for managing the portion of the fund's assets invested directly in large cap equity securities, positions they have held since December 2019 and December 2025, respectively. Mr. Mongelluzzo is senior vice president and portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. Mr. Mongelluzzo is also an employee of BNYIA and manages the portion of the fund's assets invested directly in large cap equity securities in his capacity as an employee of BNYIA. Mr. Prokopchak is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. Mr. Prokopchak is also an employee of BNYIA and manages the portion of the fund's assets invested directly in large cap equity securities in his capacity as an employee of BNYIA.

Brendan Murphy, CFA is the fund's primary portfolio manager responsible for managing the portion of the fund's assets invested directly in fixed-income securities, a position he has held since February 2026. Mr. Murphy is Head of Fixed Income, North America, at INA.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former BNY Wealth clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans. You should contact BNY Wealth or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Wealth or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Small Cap Multi-Strategy Fund

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund currently considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. The fund normally allocates its assets among multiple investment strategies employed by BNYIA and its affiliates that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its net assets in the equity securities of foreign issuers, including up to 10% of its net assets in the equity securities of issuers located in emerging market countries.

BNYIA determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Small Cap Value Strategy	50%	0% to 100%
Small Cap Growth Strategy	50%	0% to 100%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the investment strategies and the target allocations and ranges when BNYIA deems it appropriate. The investment strategies are employed by Newton Investment Management North America, LLC (NIMNA), an affiliate of BNYIA.

The Russell 2000® Index is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of November 30, 2025, the market capitalization of the largest company in the Russell 2000® Index was approximately $30.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.7 billion and $1.0 billion, respectively. These capitalization measures vary with market changes and reconstitutions of the Russell 2000® Index.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

Description of the Investment Strategies

The following describes the investment strategies employed NIMNA, the fund's sub-adviser, in choosing investments for the fund.

Small Cap Value Strategy

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the sub-adviser employs a value-based investment style, which means that the sub-adviser seeks to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The sub-adviser measures value for the Small Cap Value Strategy by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The sub-adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the sub-adviser believes are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the Small Cap Value Strategy.

The sub-adviser typically sells a security for the Small Cap Value Strategy when the sub-adviser believes that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The sub-adviser also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the sub-adviser employs a growth-oriented investment style, which means the sub-adviser seeks to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The sub-adviser looks for high quality companies for the Small Cap Growth Strategy, especially those with products or services that are believed to be leaders in their market niches. The sub-adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The sub-adviser uses fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The sub-adviser invests in a company for the Small Cap Growth Strategy when the sub-adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the Small Cap Growth Strategy.

The sub-adviser monitors the securities in this portion of the fund's portfolio, and will consider selling a security for the Small Cap Growth Strategy if an event occurs that contradicts the sub-adviser's rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the sub-adviser may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon International Fund

The fund seeks long-term capital growth. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any market capitalization. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of issuers in a single country. The fund will limit its investments in any single company to no more than 5% of the fund's net assets at the time of purchase.

The fund invests principally in common stocks. The stocks purchased may have value and/or growth characteristics. The fund's sub-adviser, NIMNA, employs a bottom-up investment approach which emphasizes individual stock selection. The sub-adviser considers:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Europe, Australasia and Far East (EAFE) Index, but deviations from the MSCI EAFE Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund typically sells a stock when, in the view of the fund's sub-adviser, it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the sub-adviser's expectations.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders.

Emerging market countries generally include all countries represented by the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Normally, the fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for the fund may have value and/or growth characteristics.

The fund's sub-adviser, NIM, an affiliate of BNYIA, employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, which may include governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment. Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment. NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. NIM then selects for the fund the stocks believed to be most attractive based on this evaluation. The fund may overweight or underweight certain emerging markets countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging markets countries. As of the date of this prospectus, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to have significant exposure to securities of companies in the information technology sector.

The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.

The fund typically sells a stock when NIM determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.

As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments. NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and NIM's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment. Although the ESG review is typically a part of NIM's investment selection process, it is not a principal investment strategy for the fund, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will make a particular investment. When NIM makes investment decisions for the fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the fund that are based solely on ESG considerations.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically forward foreign currency exchange contracts. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. To the extent that the fund invests in derivative instruments with economic characteristics similar to equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. Government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders. The fund's sub-adviser, INA, an affiliate of BNYIA, actively manages the fund's bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's sub-adviser uses a disciplined process to select bonds and manage risk. The fund's sub-adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, as part of a hedging strategy, or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent the fund invests in derivative instruments that have economic characteristics similar to bonds as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

The fund may invest in collateralized loan obligations (CLOs). A CLO is a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches typically have higher ratings and lower yields than the CLO's underlying securities and subordinated tranches, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

The fund may invest in other asset-backed securities. Such asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property, as well as home equity line of credit loans and other second-lien mortgages. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund's policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the fund's outstanding voting securities.

The municipal bonds in which the fund invests include those issued by the Commonwealth of Massachusetts as well as those issued by territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's sub-adviser, INA, an affiliate of BNYIA. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. Because of events affecting the bond markets and interest rate changes, the maturity and duration of the portfolio might not meet the foregoing targets at all times. The fund may invest in individual municipal and taxable bonds of any maturity or duration. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest temporarily in taxable bonds, including when the fund's sub-adviser believe acceptable Massachusetts municipal bonds are not available for investment. In addition, a portion of the fund's assets may be invested in municipal bonds that do not pay income that is exempt from Massachusetts state income taxes. During such periods, the fund may not achieve its investment objective.

The fund's sub-adviser focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting. The fund's sub-adviser selects municipal bonds for the fund's portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors and securities, including pre-refunded, general obligation and revenue bonds, based on their apparent relative values. The fund seeks to invest in several different sectors and may overweight a particular sector depending on each sector's relative value at a given time.

The fund typically sells a security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest include typically futures (including those relating to securities, indices and interest rates). A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. To the extent the fund invests in derivative instruments that have economic characteristics similar to municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.

The fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced), when-issued or delayed-delivery basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

BNY Mellon Asset Allocation Fund

The fund seeks long-term growth of principal in conjunction with current income. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

The fund may invest in both individual securities and other investment companies, including other series of BNY Mellon Funds Trust, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds and ETFs (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNYIA allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. BNYIA has engaged its affiliate, INA, to serve as a sub-adviser responsible for the portion of the fund's assets allocated to direct investments in fixed-income securities. The underlying funds are selected by BNYIA based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to or approval by fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by INA, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and BNYIA determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by BNYIA as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Appreciation Fund, Inc. BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	45%	20% to 60%
Small Cap and Mid Cap Equities BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon U.S. Small Cap Core Equity ETF BNY Mellon US Mid Cap Core Equity ETF	7%	0% to 20%
Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Developed Markets Real Estate Securities Fund	8%	0% to 20%

Asset Class	Target	Range
Emerging Markets Equities BNY Mellon Emerging Markets Fund BNY Mellon Global Emerging Markets Fund	4%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Ultra Short Income ETF Unaffiliated Investment Company	27%	15% to 55%
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	5%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on BNYIA's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, BNYIA will consider whether to reallocate the fund's assets, but is not required to do so. BNYIA normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. BNYIA has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when BNYIA deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

The fund and certain of the underlying funds in which the fund may invest, may use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The derivative instruments in which certain of the underlying funds may invest include typically options, futures and options on futures (including those relating to securities, indices, foreign currencies and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the underlying fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the Trust's Statement of Additional Information.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund's assets that is invested directly in large cap equity securities is normally invested primarily in the equity securities of large cap companies included in the S&P 500® Index (S&P 500). In selecting securities in which the fund invests directly for the large cap equities asset class, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500. The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500. This portion of the fund's large cap equities asset class does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the portion of the fund's assets that is invested directly in large cap equity securities seeks to actively and opportunistically realize capital gains and/or losses as determined to be appropriate to improve the tax-sensitivity of the investment performance of this portion of the fund's portfolio. The portion of the fund's assets invested directly in large cap equity securities may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of this portion of the fund's portfolio. The portion of the fund's assets that is invested directly in large cap equity securities is not characterized by low turnover.

The portfolio manager responsible for the portion of the fund's assets that is invested directly in large cap equity securities assesses both portfolio risk and tax considerations by analyzing the realized and unrealized gains and losses, as well as the impact of market movements, on this portion of the fund's portfolio. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

The underlying funds in which the portion of the fund's assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Appreciation Fund, Inc., BNY Mellon Research Growth Fund, Inc. and BNY Mellon Dynamic Value Fund.

BNY Mellon Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, this underlying fund's sub-adviser first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, this underlying fund's sub-adviser then seeks companies within these sectors that have proven track records and dominant positions in their industries. This underlying fund's sub-adviser employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate below 15%.

BNY Mellon Research Growth Fund, Inc. invests in stocks selected through a collaborative process between the underlying fund's portfolio managers and the global research analysts, with each analyst responsible for generating investment ideas across their domain expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the underlying fund. At the same time, ideas can emanate from the portfolio managers of the underlying fund who then leverage the expertise of the domain experts. This underlying fund invests in those companies in which the portfolio managers have identified a strong near-term catalyst for earnings growth or share price appreciation.

BNY Mellon Dynamic Value Fund invests in stocks that its sub-adviser identifies through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon US Small Cap Core Equity ETF, and BNY Mellon US Mid Cap Core Equity ETF.

BNY Mellon Small Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. As of November 30, 2025, the market capitalization of the largest company included in the Russell 2000® Index was approximately $30.5 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.7 billion and $1.0 billion, respectively. This underlying fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles employed by BNYIA and its affiliates.

BNY Mellon US Small Cap Core Equity ETF normally invests substantially all of its assets in equity securities comprising the Solactive GBS United States 600 Index TR (the Solactive 600 Index). Under normal circumstances, this underlying fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. This underlying fund considers small-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive 600 Index. As of November 30, 2025, the full market capitalization range of companies included in the Solactive 600 Index was $387.8 million to $8.7 billion. This underlying fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market. The Solactive 600 Index is a free float market capitalization weighted index designed to measure the performance of 600 small-capitalization companies listed on U.S. stock markets. Under normal circumstances, BNY Mellon US Small Cap Core Equity ETF generally invests in all of the stocks in the Solactive 600 Index in proportion to their weighting in the index. However, this underlying fund may invest in a representative sample of the Solactive 600 Index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to this underlying fund but not the Solactive 600 Index.

BNY Mellon US Mid Cap Core Equity ETF is an exchange-traded fund that seeks to track the performance of the Solactive GBS United States 400 Index TR (the Solactive 400 Index). This underlying fund normally invests substantially all of its assets in equity securities comprising the index. Under normal circumstances, this underlying fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. This underlying fund considers medium capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive 400 Index. As of December 31, 2025, the full market capitalization range of companies included in the Solactive 400 Index was $429 million to $32.10 billion. This underlying fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market. Under normal circumstances, this underlying fund generally invests in all of the stocks in the Solactive 400 Index in proportion to their weighting in the index. However, this underlying fund may invest in a representative sample of the Solactive 400 Index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to this underlying fund but not the Solactive 400 Index.

Developed International and Global Equities

The portion of the fund's assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund's assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, BNY Mellon International Equity Fund, BNY Mellon Global Stock Fund, BNY Mellon International Stock Fund and BNY Mellon Developed Markets Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers. Though not specifically limited, this underlying fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The stocks purchased may have value and/or growth characteristics. This underlying fund's sub-adviser employs a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

BNY Mellon International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of this underlying fund's net assets will be invested in countries represented in the MSCI EAFE Index. This underlying fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in emerging market countries. The core of the investment philosophy of this underlying fund's sub-adviser is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. This underlying fund's sub-adviser believes that a global comparison of companies is the most effective method of stock analysis, and their global industry analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that this underlying fund's sub-adviser believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. This underlying fund's sub-adviser then identifies specific companies using these investment themes to help it focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

BNY Mellon Global Stock Fund focuses on companies located in the developed markets, including the United States, Canada, Japan, Australia, Hong Kong and Western Europe. This underlying fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country.

This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable long-term growth, thereby benefitting from the power of compounding. This underlying fund's sub-adviser focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the results of, not part of, the investment process, because the sole focus of this underlying fund's sub-adviser is on the analysis of and investments in individual companies.

BNY Mellon International Stock Fund focuses on foreign companies located in the developed markets. Examples of "developed markets" are Canada, Japan, Australia, Hong Kong and Western Europe. This underlying fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization, but seeks to invest primarily in companies with large market capitalizations. This underlying fund's sub-adviser seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable long-term growth, thereby benefitting from the power of compounding. This underlying fund's sub-adviser focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic, sector and industry allocations, as well as allocations to equity securities of companies with varying market capitalizations, are the results of, not part of, the investment process, because the sole focus of this underlying fund's sub-adviser is on the analysis of and investments in individual companies.

BNY Mellon Developed Markets Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the MSCI Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying funds in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently are BNY Mellon Emerging Markets Fund and BNY Mellon Global Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. This underlying fund may invest in companies of any market capitalization. Normally, this underlying fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization. The stocks purchased for this underlying fund may have value and/or growth characteristics. The underlying fund's sub-adviser employs a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio of equity securities perceived by the underlying fund's sub-adviser to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors and that has a more attractive quality and growth profile than the MSCI Emerging Markets Index. This underlying fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time. Consequently, this underlying fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, this underlying fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries. As of the date of this prospectus, this underlying fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to have significant exposure to securities of companies in the information technology sector.

BNY Mellon Global Emerging Markets Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. This underlying fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. This underlying fund may invest in equity securities of companies with any market capitalization. This underlying fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in certain countries, such as China. This underlying fund's sub-adviser employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the sub-adviser believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. This underlying fund's sub-adviser then identifies specific companies using these investment themes to help it focus on areas where the thematic and strategic research indicates positive returns are likely to be achieved. As part of its investment research process, this underlying fund's sub-adviser typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment).

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested, either directly or in underlying funds, in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality. The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's fixed-income portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. In calculating the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's sub-adviser responsible for the portion of the fund's assets that is invested directly in fixed-income securities uses a disciplined process to select investment grade fixed-income securities and manage risk. The fund's sub-adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Fixed-income securities selected must fit within the sub-adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's sub-adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells an individual fixed-income security when the fund's sub-adviser believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the sub-adviser seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Ultra Short Income ETF and an unaffiliated investment company.

BNY Mellon Ultra Short Income ETF seeks high current income consistent with the maintenance of liquidity and low volatility of principal. This underlying fund normally invests at least 80% of its net assets in investment grade, U.S. dollar denominated fixed, variable, and floating rate debt or cash equivalents. This underlying fund's investments are concentrated in the banking industry. In particular, this underlying fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations. This underlying fund typically seeks to maintain an effective duration of one year or less, although, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the fund's duration may be longer than one year. This underlying fund does not have any restrictions on its average effective portfolio maturity, or on the maturity or effective duration of the individual fixed-income securities the fund may purchase. This underlying fund's portfolio, under normal market conditions, will have an average credit rating of at least A or equivalent.

The unaffiliated underlying fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bloomberg U.S. Government Inflation-Linked Bond Index, which tracks the inflation-protected sector of the United States Treasury market. Under normal market conditions, this underlying fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the index and in securities that the underlying fund's adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the index. In addition, in seeking to track the index this underlying fund may invest in debt securities that are not included in the index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

High Yield Bonds

The portion of the fund's assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying funds in which the portion of the fund's assets allocated to the high yield bonds asset class may be invested currently include BNY Mellon High Yield Fund and BNY Mellon Floating Rate Income Fund.

BNY Mellon High Yield Fund normally invests in various types of high yield fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. In choosing securities, this underlying fund's sub-adviser seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. This underlying fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of this underlying fund's portfolio or on the maturities or durations of the individual fixed-income securities the underlying fund may purchase.

BNY Mellon Floating Rate Income Fund normally invests in floating rate loans and other floating rate securities. Floating rate loans and other floating rate securities effectively should enable this underlying fund to achieve a floating rate of income. This underlying fund normally focuses on senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event of bankruptcy. This underlying fund normally invests principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development. The floating rate loans and other floating rate securities in which this underlying fund invests typically will be rated, at the time of investment, below investment grade or the unrated equivalent. This underlying fund's sub-adviser buys and sells securities through a value-oriented, bottom up research process that incorporates a macroeconomic overlay to analyze investment opportunities. The sub-adviser uses fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while seeking to mitigate credit risk. The sub-adviser's fundamental analysis is complemented by its macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.

Emerging Markets Debt

The portion of the fund's assets allocated to the emerging markets debt asset class normally is invested in an underlying fund that generally invests in debt securities of emerging market companies or governments.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets debt asset class may be invested currently is an unaffiliated investment company that normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. This underlying fund generally will invest in at least four emerging market countries. This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund's assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies. These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund's assets allocated to the diversifying strategies asset class may be invested currently include four unaffiliated investment companies.

One of the four unaffiliated underlying funds invests in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity or equity markets. These strategies may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies of this underlying fund may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector or market. This underlying fund also will take long and short positions in a particular asset class, sector or market that the underlying fund's investment adviser expects to rise or fall in value, respectively. This underlying fund seeks to implement its investment strategies by investing in: futures, forwards, options, and options on futures with respect to commodities, currencies, equity and fixed-income securities; exchange-traded funds; other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed-income futures markets; commodity, currency and financial-linked instruments, such as swap agreements and structured notes; exchange-traded notes and common stock. This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which has the same investment objective as the underlying fund, but which may invest to a greater extent than the underlying fund in commodity-linked derivative instruments.

Another unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds. This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Another unaffiliated underlying fund seeks to generate positive absolute returns over time. This underlying fund typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. This underlying fund uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths, and may have both short and long exposures within an asset class. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments.

Another unaffiliated underlying fund invests in a universe of commodity-linked derivative instruments and fixed-income investment opportunities. This underlying fund, which is non-diversified, gains exposure to commodities markets by investing in commodity-linked derivative instruments, such as structured notes and swap agreements. This underlying fund also may obtain investment exposure to commodities and commodity-related derivatives by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments. This underlying fund invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having investment grade ratings, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. This underlying fund maintains an average portfolio duration of three years or less and its fixed-income securities primarily will mature within five years from the date of settlement. This underlying fund's investments may include foreign securities denominated in foreign currencies.

Money Market Instruments

The portion of the fund's assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities. The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

Investment Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the funds fluctuate, sometimes dramatically, which means you could lose money.

The funds also are subject to the principal risks and additional risks listed in the tables below. For a description of the risks listed in the tables, please see "Glossary – Investment Risks" beginning on page 56. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

Principal Risks

Small Cap Multi-Strategy Fund
Foreign investment risk	✓
Growth and value stock risk	✓
Liquidity risk	✓
Management risk	✓
Market risk	✓
Market sector risk	✓
Risks of stock investing	✓
Small and midsize company risk	✓
Strategy allocation risk	✓

Principal Risks (continued)

	International Fund	Emerging Markets Fund	Bond Fund
China risk		✓
Country, company, industry and market sector risk	✓	✓
Credit risk			✓
Derivatives risk			✓
Emerging markets risk		✓
Fixed-income market risk			✓
Foreign currency risk	✓	✓
Foreign investment risk	✓	✓
Government securities risk			✓
Growth and value stock risk	✓	✓
India risk		✓
Information technology sector risk		✓
Interest rate risk			✓
Issuer risk			✓
Large cap stock risk	✓	✓
Liquidity risk	✓	✓	✓
Management risk	✓	✓	✓
Market risk	✓	✓	✓
Market sector risk
Mortgage-related securities risk			✓
Municipal securities risk			✓
Prepayment risk			✓
Risks of stock investing	✓	✓
Small and midsize company risk	✓	✓
South Korea risk		✓
Taiwan risk		✓
Valuation risk			✓

Principal Risks (continued)

	Massachusetts Intermediate Municipal Bond Fund	Asset Allocation Fund
Conflicts of interest risk		✓
Correlation risk		✓
Credit risk	✓	✓
Derivatives risk
Emerging markets risk		✓
ETF and other investment company risk		✓
Fixed-income market risk		✓
Foreign currency risk		✓
Foreign investment risk		✓
Forward commitment risk		✓
Government securities risk		✓
Growth and value stock risk		✓
High yield securities risk		✓
Interest rate risk	✓	✓
Issuer risk		✓
Large cap stock risk		✓
Liquidity risk	✓	✓
Market risk	✓	✓
Management risk	✓
Municipal securities risk	✓
Municipal securities sector risk	✓
Prepayment risk	✓	✓
Risks of stock investing		✓
Small and midsize company risk		✓
State-specific risk	✓
Strategy allocation risk		✓
Valuation risk	✓	✓

In addition to the principal risks identified above, each fund may be subject to the following additional risks that are not anticipated to be principal risks of investing in the fund.
Additional Risks

Small Cap Multi-Strategy Fund
Emerging markets risk	✓
Foreign currency risk	✓
Short-term trading risk	✓
Temporary investment risk	✓

Additional Risks (continued)

International Fund		Emerging Markets Fund	Bond Fund
Asset-backed securities risk			✓
Country and sector allocation risk	✓
Derivatives risk	✓	✓
ESG considerations risk		✓
Financials sector risk	✓
Foreign currency risk			✓
Foreign investment risk			✓
Leverage risk	✓	✓
Market sector risk	✓	✓	✓
Short-term trading risk	✓	✓	✓
Temporary investment risk	✓	✓	✓
Valuation risk	✓	✓

Additional Risks (continued)

	Massachusetts Intermediate Municipal Bond Fund	Asset Allocation Fund
ADR Risk		✓
Alternative asset categories and investment strategies risk		✓
Commodity sector risk		✓
Convertible securities risk		✓
Derivatives risk	✓
Floating rate loan risk		✓
Foreign government obligations and securities of supranational entities risk		✓
Forward commitment risk	✓
Inflation-indexed securities risk		✓
IPO risk		✓
Leverage risk	✓	✓
Loan valuation risk		✓
Management conflicts risk		✓
Market sector risk		✓
Municipal securities risk		✓
Preferred stock risk		✓

Additional Risks (continued)

Massachusetts Intermediate Municipal Bond Fund		Asset Allocation Fund
Real estate sector risk		✓
REIT risk		✓
Repurchase agreement counterparty risk		✓
RIC tax risk		✓
Short-term trading risk		✓
Subordinated securities risk		✓
Subsidiary risk		✓
Temporary investment risk	✓	✓

Glossary – Investment Risks

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Alternative asset categories and investment strategies risk: Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund's assets allocated to such asset class.

• Asset-backed securities risk: Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

• China risk: To the extent the fund invests significantly in the securities of Chinese companies, the fund's performance will be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. In particular, the Chinese Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. Investing in certain China-related securities, such as China A-shares, has certain associated risks including a lack of certainty regarding how Chinese securities regulations and listing rules of the Shanghai and Shenzhen Stock Exchanges will be applied; underdeveloped concepts of beneficial ownership and associated rights (i.e., participation in corporate actions and shareholder meetings); limitations on the ability to pursue claims against the issuer; and untested trading, clearance and settlement procedures.

A fund may gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In a VIE structure, a China-based operating company typically establishes an offshore shell company in another jurisdiction which then enters into service and other contracts with the operating company and issues shares on a foreign exchange. Investors in VIEs hold stock in the shell company rather than directly in the operating company and the shell company may not own stock or other equity in the operating company. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership of companies in certain industries in China. Through a VIE arrangement, the operating companies indirectly raise capital from U.S. investors without distributing ownership of the operating companies to U.S. investors. Investments in VIEs are subject to risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely affect an investment in a VIE. Investors in VIEs face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the shell company's contractual arrangements with the operating company.

China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole. These actions may also trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, U.S. executive orders current prohibit U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" or determined to be involved with China's "surveillance technology sector," including transactions in instruments that are derivative of, or are designed to provide investment exposure to, prohibited securities of such companies. It is unclear how long the executive orders will continue in effect, but to the extent that they do and further companies are designated, there may be a material adverse impact on the value of those securities. All of the foregoing risks could increase the fund's volatility.

• Commodity sector risk: Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Conflicts of interest risk: BNYIA will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. BNYIA or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as BNYIA fulfills its fiduciary duty to the fund and the underlying funds. In addition, BNYIA recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to BNYIA or its affiliates. These situations are considered by the Trust's board when it reviews the asset allocations for the fund.

• Convertible securities risk: Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Correlation risk: Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Country, company, industry and market sector risk: The fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the index, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The fund may have substantial difficulties exercising its legal rights or enforcing a counterparty's or issuer’s legal obligations in certain jurisdictions outside of the United States, and it may be more difficult for an investor or for US regulators to bring enforcement actions against such issuers, which can increase the risks of loss. The risks of investing in emerging market countries also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of sanctions or restrictions on certain investments by other countries, such as the United States. For example, in response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.

• ESG considerations risk:  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the fund making different investments than funds that do not incorporate ESG considerations into their investment research processes. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market. NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and, for certain companies, such data may not be available, complete or accurate. NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• Financials sector risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• Floating rate loan risk: Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, particularly in unusual market conditions with a high volume of shareholder redemptions, force the fund to sell other investments or engage in borrowing transactions to raise cash to meet redemption requests and therefore presents a risk that the fund may incur losses in order to timely honor redemptions. The secondary market for floating rate loans also may be subject to irregular trading activity, restrictions on resale and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund, such as invalidation of loans. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections. Newly originated loans (including restructured or reissued loans) may possess lower levels of credit document protection than historically has been the case. Accordingly, in the event of a default, the fund could potentially experience lower levels of recovery than has historically been the norm.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign government obligations and securities of supranational entities risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive and less publicly available company information, political and economic instability and differing auditing, accounting and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Forward commitments risk: Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The risk of loss due to default by these issuers also is greater because such securities may be unsecured and/or subordinated to the rights of other creditors of the issuers of such securities. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• India risk: To the extent the fund invests significantly in the securities of Indian companies, the fund's performance will be particularly exposed to risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Further, the fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. In addition, religious and border disputes persist in India. India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. Instability as a result of these social and political tensions, as well potential natural or man-made disasters, could adversely impact the value of the fund's investments in India.

• Industrials companies risk: The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, exchange rates, import controls, worldwide competition, and technological developments. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

• Inflation-indexed security risk: Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

• IPO risk: The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Large-cap stock risk: To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Leverage risk: The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. The secondary market for certain municipal bonds (such as those issued by smaller municipalities) tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to buy or sell such municipal bonds at attractive prices. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value, buy or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which certain funds may invest and certain loans may be subject to restrictions on resale. Because some floating rate loans that certain funds may invest in may have a more limited secondary market, liquidity risk is more pronounced for these funds than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, including those resulting in a significant amount of the fund's assets becoming illiquid, which may adversely affect the fund's share price.

• Loan valuation risk: Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.

• Management conflicts risk: The fund's sub-adviser and its affiliates may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the sub-adviser and its affiliates in the loan obligations market may restrict the fund's ability to acquire some loan obligations or affect the timing or price of such acquisitions. The fund's sub-adviser and its affiliates engage in a broad spectrum of financial services and asset management activities in which their interests or the interests of their clients may conflict with those of the fund. In addition, because of the financial services and asset management activities of the sub-adviser and its affiliates, the sub-adviser may not have access to material non-public information regarding the borrower to which other lenders have access.

• Management risk: The investment process and techniques used by the fund's sub-adviser or portfolio managers could fail to achieve the fund's investment goal and may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Midsize company risk: Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Mortgage-related securities risk: Mortgage-related securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. If the fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions, or public health developments, relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Municipal securities sector risk: The fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

• Preferred stock risk: Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Real estate sector risk: The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• RIC tax risk: A regulated investment company (RIC) must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds that are RICs intend to achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income. Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds' investment in their respective subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds' investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund's taxable income or any gains and distributions made by such underlying fund.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Short-term trading risk: At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• Small and midsize company risk: Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• South Korea risk: To the extent the fund invests significantly in the securities of South Korean issuers, the fund's performance will be particularly exposed to risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea. Escalated tensions and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea's economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports and disruptions or decreases in trade activity could lead to further declines in economic growth and could have a negative impact on South Korea's economy.

• State-specific risk: The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in the municipal obligations of a single state makes the fund more sensitive to risks specific to that state and may entail more risk than investing in the municipal obligations of multiple states as a result of potentially less diversification.

• Strategy allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy. Underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

• Subordinated securities risk: Holders of securities that are subordinated or "junior" to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Consequently, subordinated loans generally have greater price volatility than senior loans and may be less liquid. The risks associated with subordinated unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral.

• Subsidiary risk: Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the

Investment Company Act of 1940, as amended. Changes in the laws of the United States and/or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

• Taiwan risk: To the extent the fund invests significantly in Taiwanese issuers, the fund's performance will be particularly exposed to risks that are specific to Taiwan, including to legal, regulatory, political, currency and economic risks. Specifically, Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

• Temporary investment risk: Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Founded in 1947, BNYIA manages approximately $405 billion in 75 mutual fund portfolios. BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY has $59.4 trillion in assets under custody and administration and $2.1 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

Sub-Advisers

BNYIA has engaged its affiliate, Insight North America LLC (INA), to serve as the sub-adviser of: (i) BNY Mellon Bond Fund; (ii) BNY Mellon Massachusetts Intermediate Municipal Bond Fund; and (iii) BNY Mellon Asset Allocation Fund responsible for the portion of the fund's assets allocated to the individual fixed-income securities. INA, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and day-to-day management of the respective fund's assets or the portion of the respective fund's assets allocated to INA, pursuant to the sub-advisory agreement relating to the funds. INA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2025, INA had approximately $164 billion in assets under management (AUM). AUM is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral, if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)

BNYIA has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the sub-adviser of BNY Mellon Emerging Markets Fund. NIM, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets. NIM is an indirect wholly-owned subsidiary of BNY founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser. NIM's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom. As of December 31, 2025, NIM managed approximately $39.6 billion in assets under management.

NIM has entered into a sub-sub-investment advisory agreement with its affiliate, NIMNA, to enable NIMNA to provide certain advisory services to NIM for the benefit of BNY Mellon Emerging Markets Fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and BNYIA. NIMNA is also an affiliate of BNYIA. NIMNA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.

BNYIA has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the sub-adviser of: (i) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund's assets allocated to the Small Cap Value Strategy and the Small Cap Growth Strategy; and (ii) BNY Mellon International Fund. NIMNA, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund's assets allocated to the strategies described above. NIMNA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser. NIMNA's principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2025, NIMNA managed approximately $63.3 billion in assets under management.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, NIM, to enable NIM to provide certain advisory services to NIMNA for the benefit of the above-referenced funds, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and BNYIA. NIM is also an affiliate of BNYIA. NIM is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.

A discussion regarding the basis for the board approving each sub-investment advisory agreement between BNYIA and the relevant sub-adviser, except INA, is available in the fund's Form N-CSR for the fiscal year ended August 31, 2025. A discussion regarding the basis for the board approving the sub-investment advisory agreement between BNYIA and INA will be available in the fund's Form N-CSR for the six-month period ending February 28, 2026.

Distributor

BNY Mellon Securities Corporation (BNYSC), a wholly-owned subsidiary of BNYIA, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to BNYSC for providing shareholder account service and maintenance. BNYIA or BNYSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class M shares). Such payments are separate from any shareholder services fees or other expenses that may be paid by the funds to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYIA's or BNYSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates or other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, BNYIA, INA, NIM, NIMNA and BNYSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Portfolio Managers*

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Small Cap Multi-Strategy Fund	Peter D. Goslin (investment allocation), Andrew Leger (Small Cap Value Strategy), and Monty Kori and Karen Behr (Small Cap Growth Strategy)
BNY Mellon International Fund	Keith Howell and Tim Lucas
BNY Mellon Emerging Markets Fund	Alex Khosla (lead portfolio manager) and Aditya Shah
BNY Mellon Bond Fund	James DiChiaro and Scott Zaleski, CFA
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Mary Collette O'Brien and Gregory J. Conant
BNY Mellon Asset Allocation Fund	Donald Sauber, CFA, and Kevin Shea, CFA (investment allocation), Michael Mongelluzzo and Craig Prokopchak (equity portion) and Brendan Murphy, CFA (fixed-income portion)

*Except as otherwise disclosed, each portfolio manager is jointly and primarily responsible for managing the fund's assets (or the portion of the fund's assets allocated to the strategy for which the portfolio manager is responsible).

Biographical Information

Karen Behr is a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since September 2021. Ms. Behr is a portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2008.

Gregory J. Conant has been a primary portfolio manager of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since February 2026. Mr. Conant is a senior portfolio manager at INA. He has been employed by INA or an affiliate of INA since 1998.

James DiChiaro has been a primary portfolio manager of BNY Mellon Bond Fund since February 2026. Mr. DiChiaro is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 1999.

Peter D. Goslin, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund responsible for investment allocation decisions since June 2025. He is a portfolio manager and a member of the Multi-Factor Equity team at NIMNA. Mr. Goslin has been employed by NIMNA or a predecessor company of NIMNA since 1999.

Keith Howell has been a primary portfolio manager of BNY Mellon International Fund since October 2025. Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

Alex Khosla has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since October 2022. Mr. Khosla is an investment manager on the emerging markets and Asian equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Prior to Aikya Investment Management, Mr. Khosla was a research analyst covering global emerging markets at Stewart Investors (part of First State Investments) since July 2017.

Monty Kori has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund, with respect to the Small Cap Growth Strategy, since February 2025. Mr. Kori is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2017.

Andrew Leger has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund, with respect to the Small Cap Value Strategy, since September 2021. Mr. Leger is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2014.

Tim Lucas has been a primary portfolio manager of BNY Mellon International Fund since October 2025. Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies. He has been employed by NIM since 2004.

Michael Mongelluzzo has been a primary portfolio manager of BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since December 2019. Mr. Mongelluzzo is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. He has been employed by Mellon Investments Corporation since 2024 and BNY Wealth since 2002 and by BNYIA since December 2019.

Brendan Murphy has been a primary portfolio manager of BNY Mellon Asset Allocation Fund with respect to the fund's assets invested directly in fixed-income securities since February 2026. Mr. Murphy is Head of Fixed Income, North America, at INA. He has been employed by INA or a predecessor company of INA since 2005.

Mary Collette O'Brien, CFA, has been a primary portfolio manager of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. She is a managing director at INA. Ms. O'Brien was employed by BNY Wealth from April 1995 until September 2025 and by INA since October 2025.

Craig Prokopchak has been a primary portfolio manager of BNY Mellon Asset Allocation Fund with respect to the portion of the fund's assets invested directly in large cap equity securities since December 2025. Mr. Prokopchak is a portfolio manager on the Tax-Managed Equity team at Mellon Investments Corporation and BNY Wealth. He has been employed by Mellon Investments Corporation since 2024, by BNY Wealth since December 1999 and by BNYIA since December 2025.

Donald Sauber, CFA, has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since May 2025. Mr. Sauber has been employed by BNYIA since 2006. He is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. He has been employed by BNY Wealth since 2018.

Aditya Shah has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since September 2025. Mr. Shah is a portfolio manager of the emerging markets and Asian equities team at NIM. He has been employed by NIM since 2021. Prior to joining NIM, Mr. Shah undertook a number of investment-related placements within BNY Investments.

Kevin Shea has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since June 2026. He has been employed by BNYIA since June 2026. Mr. Shea is a Director and Senior Investment Analyst at BNY Wealth. He has been employed by BNY Wealth since 2023. Prior thereto, Mr. Shea was a Senior Equity Research Analyst at Voya from 2019 to 2023.

Scott Zaleski has been a primary portfolio manager of BNY Mellon Bond Fund since February 2026. Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA. He has been employed by INA or a predecessor company of INA since 2014.

The Trust's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

For the fiscal year ended August 31, 2025, each of the funds paid BNYIA an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board approving each fund's investment advisory agreement with BNYIA is available in the fund's Form N-CSR for the fiscal year ended August 31, 2025.

Investment Advisory Fees
Name of Fund	Effective Investment Advisory Fee (as a percentage of the value of the fund's average daily net assets)
BNY Mellon Small Cap Multi-Strategy Fund	0.85%
BNY Mellon International Fund	0.65%*
BNY Mellon Emerging Markets Fund	0.90%*
BNY Mellon Bond Fund	0.40%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%
BNY Mellon Asset Allocation Fund	0.36%*
*The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2025.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus, as applicable. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. Investor shares are subject to an annual shareholder services fee of .25% paid to the funds' distributor for shareholder account service and maintenance.

Class M shares are generally offered only to BNY Wealth Clients of BNY that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY (BNY Affiliates). Such qualified fiduciary, custody, advisory or other accounts maintained by BNY Wealth Clients with BNY Affiliates are referred to herein as "Qualified Accounts." Class M shares owned by BNY Wealth Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Fund Accounts). Class M shares also may be offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Wealth and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by BNYIA, The Bank of New York Mellon or their affiliates. Class M shares of each fund also may be purchased by (i) institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the funds' distributor, and except as otherwise may be approved by BNY Wealth with respect to certain Retirement Plans, that make an initial investment in Class M shares of a fund of at least $1 million and (ii) certain institutional clients of a BNY investment advisory subsidiary, provided that such clients are approved by BNY Wealth and make an initial investment in Class M shares of a fund of at least $1 million (collectively, Institutional Investors). Generally, each such Institutional Investor will be required to open and maintain a single master account with the Trust for all purposes. Institutional Investors purchasing fund shares on behalf of their clients determine whether Class M shares will be available for their clients. Accordingly, the availability of Class M shares of a fund will depend on the policies of the Institutional Investor. Class M shares of each fund, except for BNY Mellon Asset Allocation Fund, also is offered to unaffiliated investment companies approved by BNY Wealth.

The funds, BNYIA or the funds' distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYIA or the funds' distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.

Investor shares are generally offered only to BNY Wealth Clients who terminate their relationship with BNY Affiliates, and to individuals, corporations, partnerships and other entities that are not BNY Wealth Clients and that receive a transfer of fund shares from a BNY Wealth Client (collectively, Individual Clients), except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Investor shares may also be offered to former brokerage clients of BNY Wealth Advisors whose accounts were converted to accounts that are now held by BNY Brokerage Services, a division of BNYSC, for their then existing accounts or to brokerage clients of BNY Wealth Direct, a division of BNYSC (collectively, BNY Wealth Brokerage Clients). Fund shares owned by BNY Brokerage Clients also will be held in separate accounts (BNY Wealth Brokerage Accounts). In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are not BNY Wealth Clients and that are serviced by an administrator or recordkeeper with which BNYIA or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans) that have held Investor shares of a fund since on or before December 16, 2013 and who, therefore, may continue to purchase and hold Investor shares of that fund for their then-existing accounts, exchange their fund shares for shares of another fund and purchase additional Investor shares of funds into which they exchange. Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by BNYIA, The Bank of New York Mellon or their affiliates.

BNY Wealth Clients may transfer Class M shares from a BNY Fund Account to other existing BNY Wealth Clients for their BNY Fund Accounts. BNY Wealth Clients also may transfer shares from a BNY Fund Account to an Individual

Account or a BNY Wealth Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the BNY Wealth Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Wealth Brokerage Client will receive Investor shares. BNY Wealth Clients who terminate their relationship with BNY Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value (NAV) of each class at the time of the conversion. Individual Clients and BNY Wealth Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become BNY Wealth Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent NAV of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

Because BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks tax-exempt income, the fund is not recommended for purchase by qualified Retirement Plans or other U.S. tax-advantaged accounts.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's NAV per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern time) on days the NYSE is scheduled to be open for regular business. The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "How to Redeem Shares" in the SAI. Equity investments are valued on the basis of market quotations or official closing prices.

Investments in debt securities generally are valued based on values supplied by an independent pricing service. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by BNYIA, as the Trust's Valuation Designee, using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be valued based on values supplied by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect such fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund and BNY Mellon International Fund, which invest primarily in foreign securities. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service. Futures contracts will be valued at the most recent settlement price. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service. ETFs will be valued at their market price.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund's NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the funds' frequent trading policy.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Your order will be processed promptly.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

If you request the fund to transmit your redemption proceeds to you by check, the funds expect that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire ($1,000 minimum) or electronic check via TeleTransfer ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the funds typically expect and may take up to seven days after your order is received in proper form by the funds' transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Before selling or writing a check against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the BNY Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYIA determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the Trust's board in other circumstances identified by BNYIA. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by a fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Purchases, Redemptions and Exchanges Through BNY Mellon Funds Trust Accounts and BNY Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Funds Trust Accounts or BNY Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Institutional Investors

Institutional Investors that purchase fund shares for themselves or on behalf of their clients should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Institutional Investors may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Funds Trust Account, by BNY Wealth Clients who terminate their relationship with BNY Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other funds of BNY Mellon Funds Trust as described below under "Individual Account Services and Policies – Exchange Privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds Trust
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

Make checks payable to: BNY Mellon Funds Trust.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-373-9387 (inside the U.S. only) to request your transaction.

Automatically. Call us at 1-800-373-9387 (inside the U.S. only) to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account Services and Policies—Automatic Services."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-373-9387 (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with medallion signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be medallion signature guaranteed.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your medallion signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

•  your name(s) and signatures(s)

•  your account number

•  the fund name

•  the share class

•  the dollar amount you want to sell

•  how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds Trust
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-373-9387 (inside the U.S. only). A check will be mailed to your address of record.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-373-9387 (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-373-9387 (inside the U.S. only).

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one fund of BNY Mellon Funds Trust into the same class of another. Shares held through a Coverdell Education Savings Account sponsored by BNYIA or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange your shares from one fund of BNY Mellon Funds Trust into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Checkwriting Privilege. (Fixed-Income Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account. If you request checkwriting privileges, allow approximately two weeks after the fund's receipt of your initial investment for receipt of your checkbook.

By requesting checkwriting privileges, you agree that you will use care in safeguarding unsigned checks against theft or unauthorized use and will inform the fund or the funds' transfer agent if any of your checks are stolen or missing, and that you will not use unmonitored, uncontrolled check stock sourced by you. You further agree that you will be responsible for maintaining security over any device used for your signature, such as a facsimile signature, stamp or other device, and you acknowledge that any signature made on a check using any such device will be effective as your signature, irrespective of whether the person affixing it was authorized to do so. You acknowledge that if you voluntarily provide information about your account, such as the account number and the bank's routing and transit number, to any person in connection with your purchase of goods or services or to a person who is trying to collect a payment from you, any debit related to your account initiated by that person will be deemed to have been authorized by you.

By requesting checkwriting privileges, you further agree that you will promptly review your account statements and other information sent to you by the fund as soon as you receive it. If you believe any statement you receive contains an error or includes an unauthorized, forged, or altered check, you agree to notify the fund or the funds' transfer agent immediately in writing. You must report any errors or irregularities to the fund or the fund's transfer agent within thirty (30) days from the date of the statement you receive and must identify the particular items that you consider to contain an error or to be forged, altered or otherwise unauthorized. If you do not notify the fund or the funds' transfer agent within the required period of time, your account statement will be deemed to be correct and all items properly charged, and you will be precluded from recovering any amounts that you later claim were unauthorized with respect to a payment reflected on that statement. You further agree that neither the fund nor the funds' transfer agent will be liable if you fail to exercise ordinary care in examining your statements. The fund or the funds' transfer agent have the right to assert any legally available defenses to any claim you may assert regarding items paid from your account.

Exchange Privilege. You generally can exchange shares of a class of a BNY fund worth $500 or more into shares of the same class of any other fund of BNY Mellon Funds Trust. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

General Policies

The fund and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be the investor and reasonably believed by the fund or the transfer agent to be genuine. The investor may be responsible for any fraudulent telephone or online order as long as the fund or the funds' transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine. In addition, neither the fund nor the funds' transfer agent will be responsible for any account losses because of fraud if the fund or the funds' transfer agent (as applicable) reasonably believes that the person transacting business on your account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any fund account statements that you receive. It is important that you contact the fund immediately about any transactions or changes to your account that you believe to be unauthorized.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYIA and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYIA and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

• refuse any purchase or exchange request in whole or in part, including those from any individual or group who, in BNYIA's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privilege, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYIA monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYIA evaluates trading activity in the account for evidence of frequent trading. BNYIA considers the investor's trading history in other accounts under common ownership or control, in funds in the BNY Family of Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYIA seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYIA seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYIA concludes the account is likely to engage in frequent trading, BNYIA may cancel or revoke the purchase or exchange on the following business day. BNYIA may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYIA may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds' shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYIA's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYIA, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYIA determines that any such investor has engaged in frequent trading of fund shares, BNYIA may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Small Cap Multi-Strategy Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly
BNY Mellon Asset Allocation Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Funds Trust Accounts, contact your account officer, and for such information on BNY Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by a fund (other than a municipal bond fund) are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred). For federal income tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund anticipates that dividends paid by the fund to you generally will be exempt from federal and Massachusetts personal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state personal income taxes. Income from some holdings may be subject to the federal alternative minimum tax.

For BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, the fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities. Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year. Such distributions can occur even in a year when the fund has a negative return. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed ordinary income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Financial Highlights

These financial highlights describe the performance of each fund's Class M and Investor shares, as applicable, for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the Forms N-CSR, which are available upon request.

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	21.48	19.64	19.76	26.07	19.28
Investment Operations:
Net investment income (loss)[a]	.00[b]	.07	.05	(.00)[b]	(.05)
Net realized and unrealized
gain on investments	2.21	1.88	.34	(3.37)	6.99
Total from Investment Operations	2.21	1.95	.39	(3.37)	6.94
Distributions:
Dividends from net investment income	(.27)	(.03)	-	-	-
Dividends from net realized gain on investments	(1.88)	(.08)	(.51)	(2.94)	(.15)
Total Distributions	(2.15)	(.11)	(.51)	(2.94)	(.15)
Net asset value, end of period	21.54	21.48	19.64	19.76	26.07
Total Return (%)	10.73	9.97	2.15	(14.23)	36.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.06	1.04	1.01	1.01
Ration of net expenses to average net assets	1.09[c]	1.06[c]	1.04[c]	1.01	1.01
Ratio of net investment income (loss) to average net assets	.01[c]	.34[c]	.27[c]	(.01)	(.19)
Portfolio Turnover Rate	74.67	60.95	56.56	52.04	55.94
Net Assets, end of period ($ x 1,000)	175,704	294,498	619,375	583,546	933,506

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	19.77	18.10	18.30	24.41	18.11
Investment Operations:
Net investment income (loss)[a]	(.04)	.02	.00[b]	(.05)	(.10)
Net realized and unrealized
gain (loss) on investments	2.02	1.73	.31	(3.12)	6.55
Total from Investment Operations	1.98	1.75	.31	(3.17)	6.45
Distributions:
Dividends from net investment income	(.22)	-	-	-	-
Dividends from net realized gain on investments	(1.88)	(.08)	(.51)	(2.94)	(.15)
Total Distributions	(2.10)	(.08)	(.51)	(2.94)	(.15)
Net asset value, end of period	19.65	19.77	18.10	18.30	24.41
Total Return (%)	10.47	9.68	1.88	(14.40)	35.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.31	1.29	1.26	1.26
Ratio of net expenses to average net assets	1.34[c]	1.31[c]	1.29[c]	1.26	1.26
Ratio of net investment income (loss) to average net assets	(.24)[c]	.09[c]	.02[c]	(.26)	(.44)
Portfolio Turnover Rate	74.67	60.95	56.56	52.04	55.94
Net Assets, end of period ($ x 1,000)	23,058	26,997	26,309	28,378	34,249

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	15.22	13.66	11.71	15.38	12.78
Investment Operations:
Net investment income[a]	.36	.39	.41	.33	.27
Net realized and unrealized
gain (loss) on investments	1.42	1.69	2.10	(3.71)	2.64
Total from Investment Operations	1.78	2.08	2.51	(3.38)	2.91
Distributions:
Dividends from net investment income	(.45)	(.52)	(.56)	(.29)	(.31)
Net asset value, end of period	16.55	15.22	13.66	11.71	15.38
Total Return (%)	12.28	15.71	21.91	(22.39)	23.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.08	1.08	1.07	1.03	1.03
Ratio of net expenses to average net assets[b]	.88[c,d]	.88[c,d]	.99[c,d]	1.03	1.03
Ratio of net investment income to average net assets[b]	2.42[c,d]	2.77[c,d]	3.17[c,d]	2.33	1.86
Portfolio Turnover Rate	80.17	50.18	63.06	78.04	56.01
Net Assets, end of period ($ x 1,000)	210,383	238,347	276,642	337,994	603,937

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	16.38	14.67	12.53	16.44	13.65
Investment Operations:
Net investment income[a]	.35	.38	.40	.31	.25
Net realized and unrealized
gain (loss) on investments	1.55	1.82	2.26	(3.97)	2.81
Total from Investment Operations	1.90	2.20	2.66	(3.66)	3.06
Distributions:
Dividends from net investment income	(.42)	(.49)	(.52)	(.25)	(.27)
Net asset value, end of period	17.86	16.38	14.67	12.53	16.44
Total Return (%)	12.05	15.36	21.64	(22.57)	22.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.33	1.33	1.32	1.28	1.28
Ratio of net expenses to average net assets[b]	1.13[c,d]	1.13[c,d]	1.24[c,d]	1.28	1.28
Ratio of net investment income to average net assets[b]	2.17[c,d]	2.52[c,d]	2.92[c,d]	2.08	1.62
Portfolio Turnover Rate	80.17	50.18	63.06	78.04	56.01
Net Assets, end of period ($ x 1,000)	18, 280	16,495	15,096	15,355	19,392

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	10.40	9.58	10.77	14.15	11.35
Investment Operations:
Net investment income[a]	.09	.08	.06	.50	.24
Net realized and unrealized
gain (loss) on investments	1.08	.90	.03	(3.61)	2.71
Total from Investment Operations	1.17	.98	.09	(3.11)	2.95
Distributions:
Dividends from net investment income	(.06)	(.16)	(1.28)	(.27)	(.15)
Net asset value, end of period	11.51	10.40	9.58	10.77	14.15
Total Return (%)	11.36	10.42	1.02	(22.31)	26.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.52	1.52	1.43	1.39
Ratio of net expenses to average net assets	1.24[b,c]	1.27[b,c]	1.36[b,c]	1.43	1.39
Ratio of net investment income to average net assets	.86[b,c]	.83[b,c]	.61[b,c]	4.00	1.78
Portfolio Turnover Rate	56.48	30.57	121.64	60.15	63.29
Net Assets, end of period ($ x 1,000)	152,715	197,865	299,278	522,075	1,063,203

a Based on average shares outstanding.

b Amount inclusive of reduction in expenses due to undertaking.

c Amount inclusive of reduction in expenses due to earnings credits.

Financial Highlights (continued)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	10.73	9.88	11.05	14.52	11.64
Investment Operations:
Net investment income[a]	.07	.06	.04	.48	.21
Net realized and unrealized
gain (loss) on investments	1.12	.93	.04	(3.71)	2.80
Total from Investment Operations	1.19	.99	.08	(3.23)	3.01
Distributions:
Dividends from net investment income	(.04)	(.14)	(1.25)	(.24)	(.13)
Net asset value, end of period	11.88	10.73	9.88	11.05	14.52
Total Return (%)	11.00	10.08	.87	(22.52)	25.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	1.77	1.77	1.68	1.64
Ratio of net expenses to average net assets	1.49[b,c]	1.52[b,c]	1.61[b,c]	1.68	1.64
Ratio of net investment income to average net assets	.61[b,c]	.58[b,c]	.36[b,c]	3.75	1.53
Portfolio Turnover Rate	56.48	30.57	121.64	60.15	63.29
Net Assets, end of period ($ x 1,000)	16,859	18,259	20,047	28,873	33,827

a Based on average shares outstanding.

b Amount inclusive of reduction in expenses due to undertaking.

c Amount inclusive of reduction in expenses due to earnings credits.

Financial Highlights (continued)

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	11.14	10.77	11.22	13.10	13.63
Investment Operations:
Net investment income[a]	.42	.39	.32	.25	.23
Net realized and unrealized
gain (loss) on investments	(.10)	.37	(.44)	(1.83)	(.17)
Total from Investment Operations	.32	.76	(.12)	(1.58)	.06
Distributions:
Dividends from net investment income	(.42)	(.39)	(.33)	(.30)	(.31)
Dividends from net realized gain on investments	-	-	-	-	(.28)
Total Distributions	(.42)	(.39)	(.33)	(.30)	(.59)
Net asset value, end of period	11.04	11.14	10.77	11.22	13.10
Total Return (%)	2.95	7.20	(1.05)	(12.19)	.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57	.57	.55	.55
Ratio of net expenses to average net assets	.58[b]	.57[b]	.57[b]	.55	.55
Ratio of net investment income to average net assets	3.84[b]	3.62[b]	2.91[b]	2.07	1.71
Portfolio Turnover Rate	58.24	56.80	45.46	88.66	72.04
Net Assets, end of period ($ x 1,000)	1,254,468	1,271,824	1,181,267	1,172,292	1,339,003

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	11.14	10.76	11.21	13.08	13.60
Investment Operations:
Net investment income[a]	.39	.36	.29	.23	.20
Net realized and unrealized
gain (loss) on investments	(.10)	.37	(.44)	(1.83)	(.16)
Total from Investment Operations	.29	.73	(.15)	(1.60)	.04
Distributions:
Dividends from net investment income	(.38)	(.35)	(.30)	(.27)	(.28)
Dividends from net realized gain on investments	-	-	-	-	(.28)
Total Distributions	(.38)	(.35)	(.30)	(.27)	(.56)
Net asset value, end of period	11.05	11.14	10.76	11.21	13.08
Total Return (%)	2.71	6.94	(1.38)	(12.39)	.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.82	.82	.80	.80
Ratio of net expenses to average net assets	.83[b]	.82[b]	.82[b]	.80	.80
Ratio of net investment income to average net assets	3.59[b]	3.37[b]	2.66[b]	1.82	1.46
Portfolio Turnover Rate	58.24	56.80	45.46	88.66	72.04
Net Assets, end of period ($ x 1,000)	7,369	9,234	8,800	10,822	11,286

a Based on average shares outstanding.

b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.34	11.98	11.99	13.25	13.12
Investment Operations:
Net investment income[a]	.30	.29	.27	.25	.25
Net realized and unrealized
gain (loss) on investments	(.14)	.36	.00[b,c]	(1.26)	.13
Total from Investment Operations	.16	.65	.27	(1.01)	.38
Distributions:
Dividends from net investment income	(.30)	(.29)	(.28)	(.24)	(.25)
Dividends from net realized gain on investments	-	-	-	(.01)	-
Total Distributions	(.30)	(.29)	(.28)	(.25)	(.25)
Net asset value, end of period	12.20	12.34	11.98	11.99	13.25
Total Return (%)	1.31	5.47	2.27	(7.69)	2.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.60	.58	.54	.54
Ratio of net expenses to average net assets	.62[d]	.60[d]	.57[d]	.54	.54
Ratio of net investment income to average net assets	2.46[d]	2.38[d]	2.30[d]	1.94	1.87
Portfolio Turnover Rate	48.39	68.51	102.77	49.94	32.82
Net Assets, end of period ($ x 1,000)	113,743	140,413	172,978	253,744	341,935

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	12.34	11.98	11.99	13.24	13.11
Investment Operations:
Net investment income[a]	.27	.26	.25	.22	.21
Net realized and unrealized
gain (loss) on investments	(.15)	.36	(.01)	(1.25)	.13
Total from Investment Operations	.12	.62	.24	(1.03)	.34
Distributions:
Dividends from net investment income	(.27)	(.26)	(.25)	(.21)	(.21)
Dividends from net realized gain on investments	-	-	-	(.01)	-
Total Distributions	(.27)	(.26)	(.25)	(.22)	(.21)
Net asset value, end of period	12.19	12.34	11.98	11.99	13.24
Total Return (%)	.98	5.21	2.01	(7.85)	2.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.85	.83	.79	.79
Ratio of net expenses to average net assets	.87[b]	.85[b]	.82[b]	.79	.79
Ratio of net investment income to average net assets	2.21[b]	2.14[b]	2.05[b]	1.69	1.62
Portfolio Turnover Rate	48.39	68.51	102.77	49.94	32.82
Net Assets, end of period ($ x 1,000)	7,648	7,821	7,593	10,185	11,680

a Based on average shares outstanding.
b Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Class M Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	13.84	12.07	12.56	15.34	12.88
Investment Operations:
Net investment income[a]	.24	.23	.26	.21	.16
Net realized and unrealized
gain (loss) on investments	1.28	1.81	.57	(2.01)	2.81
Total from Investment Operations	1.52	2.04	.83	(1.80)	2.97
Distributions:
Dividends from net investment income	(.34)	(.22)	(.26)	(.35)	(.21)
Dividends from net realized gain on investments	(.34)	(.05)	(1.06)	(.63)	(.30)
Total Distributions	(.68)	(.27)	(1.32)	(.98)	(.51)
Net asset value, end of period	14.68	13.84	12.07	12.56	15.34
Total Return (%)	11.40	17.15	7.53	(12.62)	23.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.53	.49	.46	.42	.40
Ratio of net expenses to average net assets[b,c]	.50[d]	.45[d]	.44[d]	.41	.32
Ratio of net investment income to average net assets[b,c]	1.69[d]	1.82[d]	2.20[d]	1.50	1.14
Portfolio Turnover Rate	27.04	30.53	32.54	29.76	17.71
Net Assets, end of period ($ x 1,000)	440,765	438,614	420,930	432,481	537,189

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

Financial Highlights (continued)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Investor Shares	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	14.02	12.22	12.69	15.48	13.00
Investment Operations:
Net investment income[a]	.20	.20	.24	.17	.12
Net realized and unrealized
gain (loss) on investments	1.30	1.83	.57	(2.02)	2.83
Total from Investment Operations	1.50	2.03	.81	(1.85)	2.95
Distributions:
Dividends from net investment income	(.30)	(.18)	(.22)	(.31)	(.17)
Dividends from net realized gain on investments	(.34)	(.05)	(1.06)	(.63)	(.30)
Total Distributions	(.64)	(.23)	(1.28)	(.94)	(.47)
Net asset value, end of period	14.88	14.02	12.22	12.69	15.48
Total Return (%)	11.12	16.86	7.29	(12.85)	23.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.78	.74	.71	.67	.65
Ratio of net expenses to average net assets[b,c]	.75[d]	.70[d]	.69[d]	.66	.57
Ratio of net investment income to average net assets[b,c]	1.44[d]	1.57[d]	1.97[d]	1.25	.86
Portfolio Turnover Rate	27.04	30.53	32.54	29.76	17.71
Net Assets, end of period ($ x 1,000)	11,031	10,776	7,890	8,800	7,815

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon Asset Allocation Fund

Series of BNY Mellon Funds Trust

More information on any fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

The funds' annual and semi-annual reports describe the funds' performance and recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. Each fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. Each fund's most recent annual and semi-annual report and other information, such as the fund's financial statements, are available at www.bny.com/investments.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its policies. A current SAI is available at www.bny.com/investments and is on file with the SEC. The SAI, as amended or supplemented from time to time, is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The funds generally disclose, at www.bny.com/investments, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time, a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  A fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI and at www.bny.com/investments.

To Obtain Information

By telephone. BNY Wealth Clients, please contact your Account Officer or call 1-800-610-8229.

BNY Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Wealth Advisors whose accounts are now held by BNY Brokerage Services.

Institutional Investors and Clients of Investment Advisory Firms, please contact your financial advisor or call 1-800-610-8229.

Individual Account holders, please call BNYIA at 1-800-373-9387 (inside the U.S. only). Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-800-610-8229.

By mail. BNY Wealth Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds Trust, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434

Institutional Investors and Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet. Certain fund documents can be viewed online or downloaded from: www.bny.com/investments.

Reports and other information about each fund is available on the EDGAR Database on the SEC's website at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.
SEC file number: 811-09903

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